SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 15, 2009

OPTIONABLE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51837	52-2219407
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

95 Croton Avenue, Suite 32, Ossining, New York, 10562
 (Address of principle executive offices)

(914) 773-1100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:
Marc Ross, Esq.
Thomas Rose, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 15, 2009, the Board of Directors of Optionable, Inc. (the “Company”) increased the number of the directors from three to four and appointed Andrew Samaan to fill the vacancy created by the expansion of the Board.  There is no arrangement or understanding between Mr. Samaan and any other persons, naming Mr. Samaan, pursuant to which he was selected as a director. In addition, there is no family relationship between Mr. Samaan and any director, executive officer or person nominated or chosen by us to become a director or executive officer.

Mr. Samaan is an attorney with expertise in capital formation, transaction analysis, negotiation and execution.  Mr. Samaan advises clients on corporate transactions, and various other transactions from both a financial and legal perspective. Mr. Samaan also advises entities and individuals involved in the sports industry on a variety of legal matters, including the representation of investor groups and owners in the acquisition and sale of minor league sports franchises. Aside from his expertise in representing investors and owners, Mr. Samaan has extensive experience in corporate transactional work. He has worked in excess of $5 billion in mergers and acquisitions transactions and issuance of corporate securities on behalf of U.S. and international corporations. Mr. Samaan has advised new media companies in capital formation, intellectual property matters and on-going operations.

Prior to joining Columbia Sports Group in October 2008 as Principal, Mr. Samaan worked in various high level positions from April 1998 to September 2008 for Venaca, Inc., a media technology company.  Additionally, Mr. Samaan worked for Prudential Securities Inc. from May 1997 to April 1999, where he provided middle market companies with sell side, buy side and defense advisory services.  Mr. Samaan also worked as a corporate securities lawyer in New York and London for Brown & Wood, LLP and provided counsel on the issuance of corporate securities to U.S. and international corporations.

Mr. Samaan earned a Bachelor of Arts degree in Political Science from Loyola College and his Juris Doctor/MBA from Fordham University. He is a member of the American Bar Association, the New York State Bar Association and the New York City Bar Association. Mr. Samaan is licensed to practice law in New York, Connecticut and the District of Columbia.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OPTIONABLE, INC.

By: /s/ Edward O’Connor
Edward O’Connor
President

Date:  January 16, 2009